UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!   GERON CORPORATION  2022 Annual Meeting  Vote by May 9, 2022  11:59 PM ET   GERON CORPORATION  C/O COMPUTERSHARE  8742 LUCENT BLVD., SUITE 225  HIGHLANDS RANCH, CO 80129  D73984-P65588  You invested in GERON CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 10, 2022.  Get informed before you vote  View the Letter to Stockholders, Notice and 2022 Proxy Statement, and 2021 Annual Report on Form 10-K online OR you can receive a  free paper or email copy of the material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s)  for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email  to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.  Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  May 10, 2022  4:00 p.m. Pacific Daylight Time  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/GERN2022  *Please check the meeting materials for any special requirements for meeting attendance.  V1.1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming stockholder meeting. Please follow the instructions on  the reverse side to vote on these important matters.  Board  Recommends  Voting Items  1. To elect the two nominees for director named below to hold office as Class II members of the Board of Directors until  the 2025 annual meeting of stockholders.   Nominees:  For  01) Dawn C. Bir  02) Elizabeth G. O’Farrell  2. To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of the  Company’s Common Stock issuable thereunder by 11,000,000 shares.  For  3. To approve an amendment to the Company’s 2014 Employee Stock Purchase Plan to increase the number of shares of  the Company’s Common Stock issuable thereunder by 1,000,000 shares.  For  4. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the  accompanying Proxy Statement.  For  5. To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the  fiscal year ending December 31, 2022.  For  NOTE: In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and  any adjournment(s) or postponement(s) thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D73985-P65588